EXHIBIT 24

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint DAVID M. STAPLES or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/James B. Meyer Signature

James B. Meyer Name

Chairman of the Board, President and CEO Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/Elson S. Floyd Signature

Elson S. Floyd, Ph.D. Name

Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/Richard B. Iott Signature

Richard B. Iott Name

Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/Gregory P. Josefowicz Signature

Gregory P. Josefowicz Name

Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/Joel A. Levine Signature

Joel A. Levine Name

Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/Elizabeth A. Nickels Signature

Elizabeth A. Nickels Name

Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 12, 2001	/s/Russell H. VanGilder, Jr. Signature

Russell H. VanGilder, Jr. Name

Director Title

POWER OF ATTORNEY

                    The undersigned, in his capacity as a director or officer, or both, as the case may be, of Spartan Stores, Inc., does hereby appoint JAMES B. MEYER or ALEX J. DEYONKER, and both of them severally, with full power of substitution, his attorneys or attorney to execute in his name, place, and stead, a Registration Statement on Form S-8 to register 300,000 shares of Spartan Stores, Inc. common stock, no par value ("Common Stock"), to be issued pursuant to the Spartan Stores, Inc. 2001 Stock Bonus Plan and any and all amendments thereto, and to file it or them with the Securities and Exchange Commission.

July 11, 2001	/s/David M. Staples Signature

David M. Staples Name

Executive Vice President and Chief Financial Officer Title